UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

Healthcare Business Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction ofIncorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

718 Thompson Lane, Suite 108-273 Nashville, TN	37204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Agreement and Plan of Merger (as defined), future financial and operating results, and any other statements about Healthcare Business Resources, Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisition, and the other factors described in Healthcare Business Resources, Inc.’s periodic reports filed with the Securities and Exchange Commission. Healthcare Business Resources, Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in Healthcare Business Resources, Inc.’s Annual Report on Form 10-K, which further detail and supplement the factors described in this paragraph.

Item 1.01
Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On June 18, 2021, the registrant, Healthcare Business Resources, Inc., a Delaware corporation (“HBR”), and HBR Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of HBR (“Merger Sub”) entered into and closed an Agreement and Plan of Merger (the “Agreement”), with UserTech U.S. LLC, a Delaware limited liability company (“UPlus”) and UPlus Health, LLC, a Delaware limited liability company and a wholly-owned subsidiary of UPlus (“UPlus Health”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to the Agreement, and subject to the terms and conditions contained therein, Merger Sub was merged with and into UPlus Health, with UPlus Health surviving the merger on the terms and subject to the conditions set forth in the Agreement and certain ancillary agreements. UPlus Health is now a wholly owned subsidiary of HBR. The consideration for the merger consisted of HBR’s issuance to UPlus of 1,000,000 shares of HBR Common Stock and a three-year warrant to purchase 1,400,000 shares of HBR’s Common Stock for $0.50 per share, subject to the Special Adjustments described in the Agreement, which includes UPlus’ right to unwind the merger in the event HBR fails to meet the Financial Metrics Plan described in the Agreement.

UPlus helps companies across multiple industries with continuous innovation and market development through the implementation of its proprietary technology called the U+Method, which is a is a step-by-step product development methodology that focuses on front–loading the risky parts of product development before starting large buildouts (the “U+Method Technology”). UPlus has licensed to UPlus Health the U+Method Technology and related intellectual property for use in the health care and medical services industry (the “Medical Industry”), pursuant to the license attached to the Agreement as Exhibit A (the “License Agreement”). UPlus and HBR believe that their individual capabilities and expertise could be combined to provide a unique integrated solution to clients in the Medical Industry; and UPlus’ post transaction participation in providing the anticipated integrated solution is set forth in the services agreement (the “Services Agreement”), a copy of which is set forth as Exhibit B to the Agreement. HBR’s post transaction financial metrics plan for Uplus Health and the anticipated integrated solution is set forth in UPlus Health’s financial metrics plan (“Financial Metrics Plan”), a copy of which is set forth as Exhibit C to the Agreement. UPlus Health will be managed by HBR’s current management team.

The Agreement includes customary representations, warranties and covenants by the parties. A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Promissory Note - $50,000

On June 10, 2021, HBR issued to  Kenneth Hawkins, a member of HBR’s board of directors, a Promissory Note in the aggregate principal amount of $50,000 (the “50,000 Promissory Note”). The principal amount of $50,000 plus all interest under the $50,000 Promissory Note will be due and payable two hundred seventy (270) days from June 10, 2021. Interest on the Note will accrue at a rate of 12.0% per annum, beginning on June 10, 2021 until the principal amount and all accrued but unpaid interest shall have been paid. The $50,000 Promissory Note is an unsecured debt obligation of the Company.

The foregoing description of the $50,000 Promissory Note is not intended to be complete and is qualified in its entirety by the full text of the $50,000 Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Promissory Note - $25,000

On June 11, 2021, HBR issued to  Ethan Kellum a Promissory Note in the aggregate principal amount of $25,000 (the “25,000 Promissory Note”). The principal amount of $25,000 plus all interest under the $25,000 Promissory Note will be due and payable two hundred seventy (270) days from the date the principal amount is received by HBR. Interest on the Note will accrue at a rate of 12.5% per annum, beginning on the date the principal amount is received by HBR until the principal amount and all accrued but unpaid interest shall have been paid. The $25,000 Promissory Note is an unsecured debt obligation of the Company.

The foregoing description of the $25,000 Promissory Note is not intended to be complete and is qualified in its entirety by the full text of the $25,000 Promissory Note, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01
Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 herein is hereby incorporated into this Item 2.01 by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information set forth above under Item 1.01 is incorporated by reference in this Item 2.03.

The information set forth above under Item 2.01 is incorporated by reference in this Item 2.03.

Item 3.02
Unregistered Sales of Equity Securities

The information set forth above under Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01
Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger
10.1	Promissory Note - $50,000
10.2	Promissory Note - $25,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE BUSINESS RESOURCES INC.

By:	/s/ Stephen Epstein
Name:	Stephen Epstein
Title:	Chief Executive Officer and Chief Financial Officer

Dated: June 23, 2021